UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 15, 2008

STANLEY FURNITURE COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-14938	54-1272589
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1641 Fairystone Park Highway, Stanleytown, Virginia	24168
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (276) 627-2000
N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  Entry into a Material Definitive Agreement

On August 15, 2008, Stanley Furniture Company Inc., a Delaware corporation (the “Company”) and Wachovia Bank, National Association, a national banking association and successor to SouthTrust Bank, an Alabama banking corporation (the “Lender”), entered into the Sixth Amendment to Credit Agreement, dated as of August 15, 2008 (the “Bank Amendment”), which amends the Credit Agreement, dated as of August 29, 2003, (as amended by the First Amendment to Credit Agreement, dated as of April 23,2004, the Second Amendment to Credit Agreement, dated as of June 15, 2005,the Third Amendment to Credit Agreement dated July 14, 2006, the Fourth Amendment to Credit Agreement, dated as of July 13, 2007, the Fifth Amendment to Credit Agreement, dated October 12, 2007), by and between the Company and the Lendor.  The Bank Amendment extends the maturity date until August 29, 2010, a copy of which is filed as Exhibit 10.1 to this Form 8-K.

ITEM 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1 – Sixth Amendment, to the revolving credit facility dated August 29, 2003 between the Registrant and Wachovia Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANLEY FURNITURE COMPANY, INC.

August 20, 2008	By: /s/Jeffrey R. Scheffer
Date	Jeffrey R. Scheffer
President and Chief Executive Officer